Exhibit 10.1

This deed (the “Supplemental Deed”) is made as of 22 February, 2006 by and among Admire Fame Investments Limited, Gain Huge Investments Limited, Splendid Fortune Investments Limited, Global Innovative Systems Inc. and Ko Yin and supplemental to the option deed (the “Option Deed”) dated September 27, 2005 executed by the aforesaid parties for the grant of options over shares in Beijing Illumination (Hong Kong) Limited.

Whereas:

(A)

As of the date of this Supplemental Deed, GIS holds 325 Shares, through Powerland Technology Limited, its wholly owned subsidiary company, representing 26 per cent, of the issued share capital of the Company.

(B)

Each of the Grantors and GIS proposes that, notwithstanding any provisions in the Option Deed in respect of the exercise of the Call Option and the Additional Right, they intend that the Call Option and the Addition Right shall be exercised by GIS in accordance with the terms and conditions set out in this Supplemental Deed.

Now this Supplemental Deed witnesses and it is hereby declared as follows:

1.	Terms defined and references construed in the Option Deed shall, except where the context otherwise requires, have the same meanings and construction when used in this Supplemental Deed.

2.

The parties hereby agree that, notwithstanding Clause 3.1 of the Option Deed, the Call Option shall be exercisable by GIS forthwith upon the execution of this Supplemental Deed and for the purpose of effecting the Call Option, each of GIS and the Grantors acknowledges that a Call Option notice shall be deemed to have been served on each of the Grantors in compliance with Clause 3.2 of the Option Deed forthwith upon the execution of this Supplemental Deed.

3.

Each of GIS and Admire Fame hereby agree that simultaneous upon the exercise of the Call Option pursuant to the preceding paragraph 2, the Additional Right shall be deemed to have been duly exercised by GIS in accordance with Clause 6 of the Option Deed.

4.	Save to the extent supplemented and/or amended by this Supplemental Deed, all other provisions of the Option Deed shall remain in full force and effect.

5.

This Supplemental Deed shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

IN WITNESS WHEREOF this Supplemental Deed has been executed on the day and year first above written.

SEALED with the COMMON SEAL of	)
and SIGNED by LAM SO YING	)
for and on behalf of	)	/s/ Lam So Ying
Admire Fame InvestMENTs	)
LIMITED	)
in the presence of:	)

/s/ Michael C.W. Fund

Michael C.W. Fund

Solicitor

Preston Gates & Ellis

Hong Kong SAR

SEALED with the COMMON SEAL of	)
and SIGNED by LAM SO YING	)
for and on behalf of	)	/s/ Lam So Ying
Gain Huge Investments	)
Limited	)
in the presence of:	)

/s/ Michael C.W. Fund

Michael C.W. Fund

Solicitor

Preston Gates & Ellis

Hong Kong SAR

SEALED with the COMMON SEAL of	)
and SIGNED by LAM SO YING	)
for and on behalf of	)	/s/ Lam So Ying
Splendid Fortune	)
Investments Limited	)
in the presence of:	)

/s/ Michael C.W. Fund

Michael C.W. Fund

Solicitor

Preston Gates & Ellis

Hong Kong SAR

EXECUTED as a DEED	)
and DELIVERED by Global	)
Innovative Systems Inc.	)	/s/ Bondy Tan

acting by one director	)

)

SIGNED, SEALED and DELIVERED by	)
KO YIN	)
in the presence of:	)	/s/ Ko Yin